UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2019 (April 26, 2019)

PLANET GREEN HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-34449	87-0430320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 901, Building 6

No. 1678 Jinshajiang Road

Putuo District, Shanghai, China 200333

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (86) 21-3258 3578

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On April 29, 2019, Planet Green Holdings Corp. (the “Company”) issued a press release (the “Press Release”) announcing that on April 26, 2019, the NYSE American LLC (“NYSE American”) notified the Company that the Company had regained compliance with the NYSE American listing requirements because it has resolved the continued listing deficiency with respect to Section 1003(a)(i) and Section 1003(a)(ii) of the NYSE American Company Guide.

The above description of the Press Release is qualified in its entirety by reference to the Press Release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated April 29, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLANET GREEN HOLDINGS CORP.

Date: April 30, 2019	By:	/s/ Hongxiang Yu
Name: Hongxiang Yu
Title: Chief Executive Officer, President and Chairman